February 1, 2022

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

Dreyfus Tax Exempt Cash Management

Institutional Shares

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information below the table in "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until at least May 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund's Institutional shares so that the direct expenses of the fund's Institutional shares (excluding taxes, interest, portfolio transaction costs, commitment fees on borrowing and extraordinary expenses) do not exceed .20%. On or after May 31, 2023, BNY Mellon Investment Adviser, Inc. may terminate the expense limitation agreement at any time.

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